UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2006

                               EATWARE CORPORATION
                     (Name of small business in its charter)


             Nevada                     0-29981                  91-2027724
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

          666 Dundee Road #705, Northbrook, Il.                     60062
         (Address of principal executive offices)                 (Zip Code)


                    Issuer's telephone number: (847) 509-4200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 1.01 Entry into a Material Definitive Agreement.
On February 8, 2006, the Management of the EATware Corp ("EATware" or the "Company") announced that they concluded that the Company will be unable to raise the necessary funds to operate the current business and continue with the existing business model and plan. Accordingly, management sought new opportunities that could be acquired via a reverse merger transaction or alternative business opportunities with the intent to assure that becomes a viable going concern.

On May 5, 2006, the Company executed a letter of intent whereby EATware proposed to exchange 60,000,000 shares of EATware Corp. for one hundred percent (100%) of the outstanding shares of Starmetro Group Limited ("SMG"), a British Virgin Island corporation. All of the outstanding shares of SMG common stock shall be converted by virtue of the merger at the Closing Date into shares of EATware common stock (the "Merger Securities"), such shares retaining the right to convert to shares of our common stock. On or before the Closing Date, each Shareholder of SMG shall surrender their outstanding shares of SMG common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of SMG common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of SMG common stock so surrendered shall be re-issued in the name of EATware Corporation.


SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.
On May 8, 2006, we completed the acquisition of SMG, a BVI Company, pursuant to a Share Exchange Agreement, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, May 8, 2006, SMG will become our wholly owned subsidiary.

All of the outstanding shares of SMG common stock shall be exchanged at a ratio of 1 for 2,000 by virtue of the merger at the Closing Date into shares of EATware Corporation common stock. On or before the Closing Date, each Shareholder of SMG shall surrender their outstanding shares of SMG common stock existing immediately prior to the Closing Date.


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.
On May 5, 2006, the Company offered 60,000,000 common shares to the shareholders of SMG, a corporation organized under the laws of the British Virgin Islands. We issued the shares in exchange for all the outstanding shares of SMG. SMG is a development stage company. Together with it's subsidiaries it is working in the area of disposable packaging.

We relied on Section 4(2) and Regulation S as the securities transaction exemption afforded by the Securities Act of 1933, as amended (the "Act"). The securities are deemed restricted securities and may not be sold absent registration under the Act or an exemption from the Act's registration requirements.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT
Pursuant to the share exchange agreement referred to in Item 2.01 above, EATware issued 60,000,000 restricted shares to the three shareholders of SMG. There were no underwriters. The shares were not registered under the Securities Act of 1933 in reliance upon the exemption afforded by Section 4(2) thereof. On May 8, 2006, there was a change of control of the Company as a result of closing under the Share Exchange Agreement.

Prior to completion of the Share Exchange Agreement, we had 123,467 shares of common stock issued and outstanding. Following completion of the Share Exchange Agreement we had 60,123,467 shares issued and outstanding, of which 60,000,000, or approximately 99.8%, are now owned by the previous owners of SMG. Information regarding the share ownership of such persons following completion of the share Exchange Agreement is set forth below under the caption "Principal Share Ownership."

PRINCIPAL SHARE OWNERSHIP
The following table sets forth, as of May 8, 2006, (immediately following completion of the Transaction), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

--------------------------------------------------------------------------------
Name and Address                           Number of Shares           Percent
                                          Beneficially Owned         of Class
--------------------------------------------------------------------------------
Ricky CHIU Tong (1)                           28,000,000              46.57%
85 Waterloo Road
Kowloon, Hong Kong
--------------------------------------------------------------------------------
Eddie Chou Si Hou (1)
25C Grand Excelsior                           20,000,000              33.26%
25 Tai Hang Drive, Hong Kong
--------------------------------------------------------------------------------
Glory Team Industrial Limited                 12,000,000              19.96%
23/F Westin Tower, 26 Hung To Toad
Kwun Tong, Kowloon, Hong Kong
--------------------------------------------------------------------------------
All officers and directors as a group         60,000,000              99.79%
--------------------------------------------------------------------------------
Total Beneficially Owned                      60,000,000              99.79%
--------------------------------------------------------------------------------

(1)      The person named is an officer, director, or both.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.
The Company is currently negotiating a licence agreement and is planning a private placement financing on or before May 31, 2005 for approximately USD$4,000,000 to a maximum of USD$8,000,000 in order to build a factory in Malaysia. This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements.


Item 9.01         FINANCIALS STATEMENTS AND EXHIBITS.
Exhibit Number             Description

     1 Consolidated Pro-forma Financial Statements For the Year ended December 31, 2005 and the period ended March 31, 2006


                               EATware Corporation
                         (Formerly Zkid Network Company)
                          (A Development Stage Company)
                      Proforma Consolidated Balance Sheets
                                                                    March 31,      December 31,
ASSETS                                                                2006             2005
------                                                           -------------    -------------
Current assets
     Cash and cash equivalents                                          53,532           19,191
     Other Receivables                                                   7,322             --
     Amounts due from shareholders                                        --              3,883
                                                                 -------------    -------------
          Total current assets                                          60,854           23,074
Fixed Assets
      Plant and Property and Equipment                                  58,903           26,048
                                                                 -------------    -------------
          Total fixed assets                                            58,903           26,048
Other assets
     Other Deposit                                                       7,788           13,126
                                                                 -------------    -------------
          Total other assets                                             7,788           13,126
                                                                 -------------    -------------

          Total assets                                                 127,546           62,248
                                                                 =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
----------------------------------------------

Current liabilities
     Bank overdraft                                                       --                 10
     Notes payable - Bank                                                 --            123,147
     Notes payable - Stockholders                                         --             60,777
     Amounts due to shareholders                                       228,138           48,057
     Accounts payable and accrued expenses                              49,767          163,095
                                                                 -------------    -------------
          Total current liabilities                                    277,906          395,086
  Stockholder's equity
    Preferred stock 10,000,000 shares authorized at $.001,par            1,000            1,000
    value, 0 and 1,000,000 shares issued and outstanding
    Common stock 500,000,000 shares authorized, $.0001 par               6,012           26,010
     value 60,124,717 shares issued and outstanding

     Additional paid in capital                                      9,859,230        9,519,171
     Stock issued at less than par value                                (2,683)          (2,683)
     Accumulated deficit during development stage                  (10,013,919)      (9,876,336)
                                                                 -------------    -------------
          Total stockholders' equity (deficit)                        (150,360)        (332,838)

                                                                 -------------    -------------
          Total liabilities and stockholders' equity (deficit)         127,546           62,248
                                                                 =============    =============



                               EATware Corporation
                         (Formerly Zkid Network Company
                          (A Development Stage Company)
                 Proforma Consolidated Statements of Operations
                                   (unaudited)

                                                For the period     For the period
                                                From August 25,      January 1,          For the
                                               1999 (inception)       through           Year ended
                                                 to March 31,         March 31,        December 31,
                                                     2006               2006               2005
                                               ---------------    ---------------    ---------------
Revenues                                                  --                 --                 --
Expenses                                              (180,360)          (137,583)           (42,777)
                                               ---------------    ---------------    ---------------
     Loss from operations                             (180,360)          (137,583)           (42,777)
                                               ---------------    ---------------    ---------------

Discontinued operations
     Loss from discontinued operations              (9,813,382)              --           (1,868,246)
     Loss from disposal of discontinued
       operations                                      (41,074)           (20,898)           (41,074)
                                               ---------------    ---------------    ---------------

     Loss from discontinued operations              (9,854,456)           (20,898)        (1,909,320)
                                               ---------------    ---------------    ---------------

                                               ---------------    ---------------    ---------------
   Loss from operations                            (10,034,816)          (158,481)        (1,952,097)
                                               ===============    ===============    ===============

Loss per share of common stock
     Basic                                               (0.13)             (0.00)             (0.01)
                                               ===============    ===============    ===============

Average number of common shares outstanding:
     Basic                                          77,397,969        234,678,052        207,869,709
                                               ===============    ===============    ===============

After the split                                         19,349             58,670             51,967
                                               ===============    ===============    ===============
Loss per share of common stock
     Basic - after the split                           (518.61)             (2.70)            (36.74)
                                               ===============    ===============    ===============

10        Share Exchange Agreement

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATware Corporation.

By: /s/ Ricky CHIU
Date: May 8, 2006